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                                                                  EXHIBIT 23(B)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 7, 1997 incorporated by reference in SouthTrust Corporation's Form for the year ended December 31, 1996 and to all references to our Firm included in the Registration Statement.


                                           /s/ ARTHUR ANDERSEN LLP






Birmingham, Alabama
May 31, 1997